SHARE OPTIONS	12 Months Ended
Dec. 31, 2023
Disclosure of range of exercise prices of outstanding share options [abstract]
SHARE OPTIONS

21.	SHARE OPTIONS

The Company's share option scheme, or Frontline Scheme, permits the Board of Directors, at its discretion, to grant options to acquire shares in the Company to employees and directors of the Company or its subsidiaries. The subscription price for all options granted under the scheme is reduced by the amount of all dividends declared by the Company in the period from the date of grant until the date the option is exercised, provided the subscription price is never reduced below the nominal value of the share. The vesting periods of options granted under the Frontline Scheme will be specific to each grant. There is no maximum number of shares authorized for awards of equity share options and authorized, unissued or treasury shares of the Company may be used to satisfy exercised options. As of December 31, 2023 and 2022 there were no options outstanding under this scheme. The scheme was closed to new option grants in 2019.

In the year ended December 31, 2021, the Company issued 339,000 ordinary shares for proceeds of $1.9 million under its share option scheme at a strike price of $5.70 per share. The shares were issued to John Fredriksen (198,000 shares), Inger M. Klemp (120,000 shares), and Ola Lorentzon (21,000 shares). In the year ended December 31, 2021, 130,000 options were exercised and settled for a cash payment of $0.3 million.

In December 2021, the Board of Directors approved the grant of 1,280,000 synthetic options to employees and board members according to the rules of the Company’s synthetic option scheme approved on December 7, 2021. The synthetic options have a five-year term expiring in December 2026. The vesting period is 12 months for the first 27.5% of options, 24 months for the next 27.5% of options and 36 months for the final 45% of options. The synthetic options will be settled in cash based on the difference between the market price of the Company’s shares and the exercise price on the date of exercise, and as such, have been classified as a liability. As of December 31, 2023, 92,400 synthetic options have been exercised, 86,100 have been forfeited and 1,101,500 remaining outstanding (2022: 1,200,000).
The synthetic options have an estimated expected life of 3.4 years. The risk-free interest rate was estimated using the interest rate on three year U.S. treasury zero coupon issues. The volatility was estimated using historical share price data. The dividend yield was estimated at 0% as the exercise price is reduced by all dividends declared by the Company from the date of grant to the exercise date. It was assumed that all of the options granted will vest.

The initial exercise price for the synthetic options granted in December 2021 was reduced by the amount of dividends paid after the date of grant. As of December 31, 2023, 704,000 of these options had vested. As of December 31, 2023, 86,100 options had been forfeited and 92,400 options were exercised at a weighted average exercise price of $6.52. As of December 31, 2023, 564,650 options remained exercisable. The subsequent remeasurement of fair value of the synthetic options resulted in an expense of $10.7 million in the year ended December 31, 2023 (2022: $4.7 million, 2021: $0.2 million).

As of December 31, 2023, the weighted average exercise price of the outstanding options was $4.48 (2022: $7.64), the weighted average exercise price of the exercisable options was $4.13 and the Company's share price was $20.05.

The weighted average fair value of the options granted in 2021 was $6.54 per share. The synthetic options had a fair value of $17.5 million as of December 31, 2023 (2022: $8.4 million) and the Company recorded a liability of $15.0 million as of December 31, 2023 (2022: $4.9 million) in the Consolidated Statements of Financial Position. The intrinsic value of liabilities which had vested as of December 31, 2023 was $9.0 million (2022: $1.7 million).